UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2018 (May 23, 2018)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of NewLink Genetics Corporation (the "Company") was held on May 23, 2018, for the following purposes:

•
To elect the nominees for director, Chad A. Johnson, Ernest J. Talarico, III and Lota S. Zoth, nominated by the Board of Directors of the Company (the "Board"), to serve until the 2021 Annual Meeting of Stockholders;

•	To approve, on an advisory basis, the compensation of the Company's named executive officers;

•	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers; and

•	To ratify the selection by the Audit Committee of the Board of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

At the meeting, Ernest J. Talarico, III and Lota S. Zoth were re-elected as directors of the Company and Chad A. Johnson was elected as a director of the Company. The stockholders of the Company approved, on an advisory basis, the compensation of the Company's named executive officers, as set forth in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on April 9, 2018. The stockholders of the Company approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers with a frequency of every one year. In addition, the stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2018. The final voting results on each of the matters submitted to a vote of stockholders at the 2018 Annual Meeting are as follows:

	Election of Directors	For	Withheld	Broker Non-Votes
1.	Chad A. Johnson	21,853,989	260,602	11,650,471
	Ernest J. Talarico, III	21,776,165	338,426	11,650,471
	Lota S. Zoth	18,352,927	3,761,664	11,650,471

		For	Against	Abstentions	Broker Non-Votes
2.	Approval, on an advisory basis, of the compensation of the Company's named executive officers	21,576,390	433,129	105,072	11,650,471

		1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers	21,853,598	25,025	192,448	43,520	11,650,471

		For	Against	Abstentions
4.	Ratification of KPMG LLP as independent registered public accounting firm for the Company's fiscal year ending December 31, 2018	33,493,670	159,374	112,018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 25, 2018

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer